MSRM 2020-1 ABS 15G

Exhibit 99.1

Morgan Stanley Residential Mortgage Loan Trust 2020-1

Mortgage Pass-Through Certificates, Series 2020-1

Sample Mortgage Loan Agreed-Upon Procedures

Report To:

Morgan Stanley Mortgage Capital Holdings LLC

Morgan Stanley Capital I Inc.

Morgan Stanley & Co. LLC

24 November 2020

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Morgan Stanley Mortgage Capital Holdings LLC

Morgan Stanley Capital I Inc.

Morgan Stanley & Co. LLC

1585 Broadway, 24th Floor,

New York, New York 10036

Re:	Morgan Stanley Residential Mortgage Loan Trust 2020-1 (the “Issuing Entity”) Mortgage Pass-Through Certificates, Series 2020-1 (the “Certificates”) Sample Mortgage Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Morgan Stanley Mortgage Capital Holdings LLC (the “Sponsor”), Morgan Stanley Capital I Inc. (the “Depositor”) and Morgan Stanley & Co. LLC (the “Initial Purchaser,” together with the Sponsor and Depositor, the “Specified Parties”) solely to assist the Specified Parties in evaluating the accuracy of certain information relating to a pool of fixed rate mortgage loans (the “Mortgage Loans”) relating to the Issuing Entity’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Initial Purchaser, on behalf of the Depositor, provided us with:

a.	Electronic data files:
i.	Labeled “msrm_20201_20201106_318mm_loanIDs.xlsx” and the corresponding record layout and decode information, as applicable (the “Loan Listing File”), that the Initial Purchaser, on behalf of the Depositor, indicated contains a list of loan identification numbers (each, a “Loan Number”) corresponding to certain mortgage loans (the “Loan Listing Mortgage Loans”),
ii.	Labeled “MSRM_202001_Rating_Agency_ASF_Updated.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Initial Purchaser, on behalf of the Depositor, indicated contains information as of 1 November 2020 (the “Preliminary Cut-off Date”) relating to certain mortgage loans (the “Preliminary Mortgage Loans”) that are expected to be representative of the Mortgage Loans and

a. (continued)

iii.	Labeled “MSRM_2020-1_LoanIDs_MSIDs.xlsx” and the corresponding record layout and decode information, as applicable (the “Loan Number Mapping File”), that the Initial Purchaser, on behalf of the Depositor, indicated contains a list of identification numbers (each, an “MS Loan Number”) and the corresponding Loan Numbers of the Loan Listing Mortgage Loans,
b.	Imaged copies of the:
i.	Promissory note (the “Note”),
ii.	Loan application or occupancy affidavit (collectively and as applicable, the “Application”),
iii.	Underwriting summary (the “Underwriting Summary”),
iv.	Appraisal report (the “Appraisal”) and
v.	Settlement statement or closing disclosure (collectively and as applicable, the “Settlement Statement,” together with the Note, Application, Underwriting Summary and Appraisal, the “Source Documents”)

that the Initial Purchaser, on behalf of the Depositor, indicated relate to the Sample Mortgage Loans (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Loan Listing File, Updated Loan Listing Data File (as defined in Attachment A), Preliminary Data File, Loan Number Mapping File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and calculation methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Loan Listing File, Updated Loan Listing Data File, Loan Number Mapping File, Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Initial Purchaser, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Mortgage Loans or Mortgage Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any assumptions and methodologies provided to us by the Initial Purchaser, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originator(s) of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

24 November 2020

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Initial Purchaser, on behalf of the Depositor, we randomly selected a sample of 179 Loan Listing Mortgage Loans from the Loan Listing File (the “Base Sample Mortgage Loans”). For the purpose of this procedure, the Initial Purchaser, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Base Sample Mortgage Loans or the methodology they instructed us to use to select the Base Sample Mortgage Loans from the Loan Listing File.

For the purpose of the procedures described in this report, the 179 Base Sample Mortgage Loans are referred to as Sample Mortgage Loan Numbers 1 through 179.

2.	As instructed by the Initial Purchaser, on behalf of the Depositor, we appended the information for each Loan Listing Mortgage Loan on the Loan Listing File with the corresponding MS Loan Number, as shown on the Loan Number Mapping File. The Loan Listing Data File, as appended, is hereinafter referred to as the “Updated Loan Listing Data File.”

3.	For each mortgage loan on the Updated Loan Listing Data File and Preliminary Data File, we compared the MS Loan Number, as shown on the Updated Loan Listing Data File, to the corresponding MS Loan Number, as shown on the Preliminary Data File, and noted that:
a.	All of the Preliminary Mortgage Loans included on the Preliminary Data File were included on the Updated Loan Listing Data File,
b.	12 of the Loan Listing Mortgage Loans included on the Updated Loan Listing Data File were not included on the Preliminary Data File (the “Removed Preliminary Mortgage Loans”) and
c.	4 of the Removed Preliminary Mortgage Loans were Base Sample Mortgage Loans (the “Removed Base Sample Mortgage Loans”).

The Removed Base Sample Mortgage Loans are Sample Mortgage Loan Numbers 111, 122, 160 and 176.

4.	For the 175 Base Sample Mortgage Loan included on the Preliminary Data File (each, a “Sample Mortgage Loan”), we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Initial Purchaser, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Initial Purchaser, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A Page 1 of 4

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Loan Number	Loan Number	Note	i.

Original principal balance	Original Loan Amount	Note

Original interest rate	Original Interest Rate	Note

First payment date	First Payment Date of Loan	Note

Maturity date	Maturity Date	Note

Property state	State	Note

Property zip code	Postal Code	Note

Original term	Original Term to Maturity	(a) Note or (b) Note and recalculation	ii.

Original interest only term	Original Interest Only Term	Note

Prepayment charge term	Prepayment Penalty Total Term	Note

Occupancy status	Occupancy	Application

Appraisal value	Original Appraised Property Value	Appraisal	iii.

Property type	Property Type	(a) Underwriting Summary and Appraisal, (b) Appraisal or	iii., iv.
(c) Underwriting Summary,
Sale price (if applicable)	Sales Price	Settlement Statement

Loan purpose	Loan Purpose	(a) Application or (b) Note, Settlement Statement and recalculation	v.

Exhibit 1 to Attachment A Page 2 of 4

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Junior lien balance	Junior Mortgage Balance	Underwriting Summary or Application	vi.

Original loan-to-value ratio	Original LTV	Recalculation	vii.

Combined loan-to-value ratio	Original CLTV	Recalculation	viii.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the original term Sample Characteristic for each Sample Mortgage Loan that does not have the original term specifically stated in the Note, the Initial Purchaser, on behalf of the Depositor, instructed us to recalculate the original term as the sum of:
(a)	The difference in months between the maturity date and first payment date, both as shown in the Note, and
(b)	One.

iii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, provided one or more Appraisals. For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan that has more than one Appraisal, the Initial Purchaser, on behalf of the Depositor, instructed us to use the Appraisal with the lowest appraisal value as the Source Document (and in accordance with any other applicable note(s)).

Exhibit 1 to Attachment A Page 3 of 4

Notes: (continued)

iv.	For the purpose of comparing the property type Sample Characteristic for each Sample Mortgage Loan with a property type of “Condominium – Low Rise” or “Condominium - High Rise,” as shown on the Preliminary Data File, the Initial Purchaser, on behalf of the Depositor, instructed us to use the Underwriting Summary and Appraisal (and in accordance with any other applicable note(s)) as the Source Documents.

For the purpose of comparing the property type Sample Characteristic for Sample Mortgage Loan Numbers 35, 67, 77, 92, 94 and 163, the Initial Purchaser, on behalf of the Depositor, instructed us to use the Appraisal (and in accordance with any other applicable note(s)) as the Source Document.

For the purpose of comparing the property type Sample Characteristic for each remaining Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to use the Underwriting Summary as the Source Document.

v.	For the purpose of comparing the loan purpose Sample Characteristic for each Sample Mortgage Loan with a loan purpose of “First Time Home Purchase” or “Other-than-first-time Home Purchase,” as shown on the Preliminary Data File (each, a “Purchase Sample Mortgage Loan”), the Initial Purchaser, on behalf of the Depositor, instructed us to use the Application as the Source Document.

For each remaining Sample Mortgage Loan (each, a “Refinanced Sample Mortgage Loan”), the Initial Purchaser, on behalf of the Depositor, instructed us to calculate the “Amount to Borrower” as the difference between:

(a)	The original principal balance, as shown in the Note, and
(b)	The sum of:
(1)	The unpaid principal balance of the previous first mortgage loan that is being refinanced, as shown in the Settlement Statement,
(2)	The unpaid principal balance of the secondary financing relating to the subject property that is being repaid with the proceeds of the Refinanced Sample Mortgage Loan, as shown in the Settlement Statement, and
(3)	Total closing costs relating to the Refinanced Sample Mortgage Loan, as shown on the Settlement Statement.

For each Refinanced Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement with a loan purpose of:

(a)	“Refinance – Rate Term” if the Amount to Borrower is less than or equal to the greater of (i) $2,000 and (ii) 1% of the original principal balance, as shown in the Note, or
(b)	“Refinance – Cash Out” if the Amount to Borrower is greater than the greater of (i) $2,000 and (ii) 1% of the original principal balance, as shown in the Note.

Exhibit 1 to Attachment A Page 4 of 4

Notes: (continued)

vi.	For the purpose of comparing the junior lien balance Sample Characteristics for each Sample Mortgage Loan for which we were not provided an Underwriting Summary, the Initial Purchaser, on behalf of the Depositor, instructed us to use the Application as the Source Document.

vii.	For each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to calculate the “Value for LTV” as follows:
(a)	In the case of a Purchase Sample Mortgage Loan, the lesser of (1) the appraisal value, as shown in the Appraisal (and in accordance with any other applicable note(s)), and (2) the sale price (if applicable), as shown in the Settlement Statement, or
(b)	In the case of a Refinanced Sample Mortgage Loan, the appraisal value, as shown in the Appraisal (and in accordance with any other applicable note(s)).

For the purpose of comparing the original loan-to-value ratio Sample Characteristic for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to recalculate the original loan-to-value ratio by:

(a)	Dividing the original principal balance, as shown in the Note, by the Value for LTV and
(b)	Rounding the value calculated in (a) above to the fourth decimal place (X.XXXX) for each Sample Mortgage Loan.

viii.	For the purpose of comparing the combined loan-to-value ratio Sample Characteristic for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to recalculate the combined loan-to-value ratio by:
(a)	Adding the original principal balance, as shown in the Note, and junior lien balance, if applicable, as shown in the Underwriting Summary or Application, as applicable,
(b)	Dividing the value calculated in (a) by the Value for LTV and
(c)	Rounding the value calculated in (b) above to the fourth decimal place (X.XXXX) for each Sample Mortgage Loan.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Initial Purchaser, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristics Difference

Sample Mortgage Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

1	Property type	Planned Unit Development	Single Family Detached

16	Property type	Single Family Detached	Planned Unit Development

66	Appraisal value	<redacted>	<redacted>

83	Original loan-to-value ratio	0.7999	0.7998
	Combined loan-to-value ratio	0.7999	0.7998

110	Appraisal value	<redacted>	<redacted>

113	Appraisal value	<redacted>	<redacted>

119	Appraisal value	<redacted>	<redacted>

124	Appraisal value	<redacted>	<redacted>

129	Property type	Single Family Detached	Planned Unit Development

130	Property type	Single Family Detached	Planned Unit Development

135	Appraisal value	<redacted>	<redacted>

144	Property type	Single Family Detached	Planned Unit Development

146	Property type	Single Family Detached	Planned Unit Development

152	Loan purpose	Refinance – Cash Out	Refinance – Rate Term

158	First payment date	<redacted>	<redacted>